UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2007

PARTNERRE LTD.
(Exact name of registrant as specified in charter)

Bermuda	0-2253	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House 5th Floor 90 Pitts Bay Road Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292-0888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 23, 2007, PartnerRe Ltd. issued a press release reporting its 2007 first quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release of PartnerRe Ltd., dated April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd.

Date:	April 24, 2007	By:	/s/ Marc Wetherhill
			Name:	Marc Wetherhill
			Title:	Associate General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of PartnerRe Ltd., dated April 23, 2007